Exhibit 21.1

ENTITY NAME	STATE CODE
APARTMENT INCOME REIT CORP.
APARTMENT INCOME REIT CORP.	MD
AIR-GP, INC.	DE
APARTMENT INCOME REIT CORP. and APARTMENT INCOME REIT, L.P.
APARTMENT INCOME REIT, L.P.	DE
AIR/BETHESDA HOLDINGS, INC.	DE
AIC REIT PROPERTIES LLC	DE
AIR 159 FIRST STREET, LLC	DE
AIR 21 FITZSIMONS, LLC	DE
AIR 234 EAST 88TH ST, LLC	DE
AIR 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIR 240 WEST 73RD STREET, LLC	DE
AIR 270 THIRD STREET, LLC	DE
AIR 3131 WALNUT STREET MEMBER I, LLC	DE
AIR 3131 WALNUT STREET MEMBER II, LLC	DE
AIR 3131 WALNUT STREET, LLC	DE
AIR 50 ROGERS STREET, LLC	DE
AIR 777 SOUTH BROAD MEMBER, LLC	DE
AIR 777 SOUTH BROAD, LLC	DE
AIR 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIR AVERY ROW, LLC	DE
AIR BALAYE APARTMENTS I, LLC	DE
AIR BENT TREE, LLC	DE
AIR BOSTON LOFTS, L.P.	DE
AIR BRIAR RIDGE GP, LLC	DE
AIR BRIAR RIDGE, LLC	DE
AIR BROADWAY LOFTS GP, LLC	DE
AIR BROADWAY LOFTS, L.P.	DE
AIR BUENA VISTA APARTMENTS GP, LLC	DE
AIR BUENA VISTA APARTMENTS, LLC	DE
AIR BURKSHIRE COMMONS GP, LLC	DE
AIR CALHOUN CLUB, L.L.C.	DE
AIR CALHOUN, INC.	DE
AIR CALHOUN, L.L.C.	DE
AIR CANYON TERRACE GP, LLC	DE
AIR CANYON TERRACE, L.P.	DE
AIR CHANTILLY GP, LLC	DE
AIR CHESTNUT HALL GP, LLC	DE
AIR CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIR CLEARING ACCOUNT, LLC	DE
AIR COMMUNITIES SERVICE COMPANY, LLC	DE
AIR EASTPOINTE, LLC	DE
AIR FITZSIMONS 3A LESSEE, LLC	DE
AIR FITZSIMONS 3A LESSOR, LLC	DE
AIR FITZSIMONS 3A, LLC	DE
AIR FLAMINGO HEALTH CLUB, LLC	DE
AIR FOXCHASE GP, LLC	DE
AIR FOXCHASE, L.P.	DE
AIR FRAMINGHAM, LLC	DE
AIR GP LA, L.P.	DE
AIR GRANADA, L.L.C.	DE
AIR HOLDINGS I, LLC	DE
AIR HOLDINGS II, LLC	DE
AIR HOLDINGS QRS, INC.	DE
AIR HOLDINGS QRS, L.P.	DE

ENTITY NAME	STATE CODE
AIR HORIZONS WEST APARTMENTS, LLC	DE
AIR INDIGO GP, LLC	DE
AIR INDIGO, LLC	DE
AIR IPLP, L.P.	DE
AIR LA QRS, INC.	DE
AIR LEAHY SQUARE APARTMENTS, LLC	DE
AIR LOCUST ON THE PARK MEMBER I, LLC	DE
AIR LOCUST ON THE PARK MEMBER II, LLC	DE
AIR LOCUST ON THE PARK, LLC	DE
AIR LP LA, L.P.	DE
AIR MADERA VISTA, LLC	DE
AIR MALIBU CANYON, LLC	DE
AIR MERRILL HOUSE, L.L.C.	DE
AIR MEZZO, LLC	DE
AIR MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
AIR MONTEREY GROVE APARTMENTS, LLC	DE
AIR NORTH ANDOVER, L.L.C.	DE
AIR ONE ARDMORE PLACE MEMBER I, LLC	DE
AIR ONE ARDMORE PLACE MEMBER II, LLC	DE
AIR ONE ARDMORE PLACE, LLC	DE
AIR ONE CANAL, LLC	DE
AIR OP GP SUB, LLC	DE
AIR OPPORTUNITY FUND 3A, LP	DE
AIR OPPORTUNITY FUND 3A-2, LP	DE
AIR OPPORTUNITY ZONE 3A BUSINESS, LP	DE
AIR PACIFICA GP, LLC	DE
AIR PACIFICA PARK, LLC	DE
AIR PALAZZO ACQUISITION, LLC	DE
AIR PARK LA BREA HOLDINGS, LLC	DE
AIR PARK LA BREA, INC.	MD
AIR PLEASANT STREET, LLC	DE
AIR PROPERTIES FINANCE CORP.	DE
AIR PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIR PROPERTIES, LLC	DE
AIR PROPERTY MANAGEMENT COMPANY, LLC	DE
AIR PROPERTY MANAGEMENT TRS, LLC	DE
AIR PROSPECT 400 GP, LLC	DE
AIR PROSPECT 400, L.P.	DE
AIR REIT SUB 1, LLC	DE
AIR REIT SUB 2, LLC	DE
AIR ROBIN DRIVE GP, LLC	DE
AIR ROBIN DRIVE, L.P.	DE
AIR SAN BRUNO APARTMENTS PARTNERS, LLC	DE
AIR SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIR SCOTCHOLLOW APARTMENTS, L.P.	DE
AIR SELECT PROPERTIES, L.P.	DE
AIR SOUTHSTAR LOFTS MEMBER I, LLC	DE
AIR SOUTHSTAR LOFTS MEMBER II, LLC	DE
AIR SOUTHSTAR LOFTS, LLC	DE
AIR SUBSIDIARY REIT I, LLC	DE
AIR SUNSET ESCONDIDO, L.L.C.	DE
AIR TELLURIDE DC GP, LLC	DE
AIR TELLURIDE DC HOLDINGS, L.P.	DE
AIR TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIR TREMONT, LLC	DE
AIR VANTAGE POINTE, L.L.C.	DE
AIR VENEZIA, LLC	DE

ENTITY NAME	STATE CODE
AIR VILLA DEL SOL, L.P.	DE
AIR WATERWAYS VILLAGE, LLC	DE
AIR WAVERLY, LLC	DE
AIR/BETHESDA EMPLOYEE, L.L.C.	DE
AIR/BLUFFS, L.L.C.	DE
AIR/BRANDYWINE, L.P.	DE
AIR/IPT, INC.	DE
AIR/LAKE RIDGE, L.L.C.	DE
AIR/NASHUA, L.L.C.	DE
AIR/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIR/SOUTHRIDGE, L.L.C.	DE
AIR/WESTRIDGE, L.L.C.	DE
AIVCAP I GP LLC	DE
AIVCAP I LP	DE
APMH 1 LLC	DE
APMSF COMMON LLC	DE
APMSF HOLDINGS LLC	DE
APMSF INVESTOR LLC	DE
APMSF PHASE 1 LLC	DE
APMSF PHASE 1B LLC	DE
APMSF PHASE 1C LLC	DE
APMSF PHASE 1D LLC	DE
APMSF TRS MEMBER LLC	DE
AUP JV HOLDINGS, LLC	DE
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BRIARCLIFF-OXFORD ASSOCIATES LLC	MI
BROAD RIVER PROPERTIES, L.L.C.	DE
BROOKWOOD LIMITED PARTNERSHIP	IL
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CAPITAL CRESCENT TRAIL, LLC	DE
CCIP STERLING, L.L.C.	DE
CCIP STERLING, L.P.	PA
CENTURY PROPERTIES FUND XVII, LP	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CITY CENTER ON 7TH LESSEE, LLC	DE
CITY CENTER ON 7TH LESSOR, LLC	DE
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
CPF CREEKSIDE, LLC	DE
CRC CONGRESS REALTY CORP.	MA
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX REALTY INVESTORS	CA
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GP-OP PROPERTY MANAGEMENT, LLC	DE
HERITAGE PARK INVESTORS, INC.	CA
HUNTINGTON GATEWAY, LLC	DE
IPLP ACQUISITION I LLC	DE
ISTC CORPORATION	DE

ENTITY NAME	STATE CODE
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE
LA CRESCENT GARDENS QRS INC.	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LLC	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LLC	DE
LA MALIBU CANYON QRS INC.	DE
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C HOLDINGS 1 LLC	DE
LA PARK LA BREA C HOLDINGS 2 LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA C MEMBER LLC	DE
LA PARK LA BREA LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL, INC.	DE
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MONROE-OXFORD ASSOCIATES LLC	DE
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NHP A&R SERVICES, LLC	VA
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN-GP, INC.	DE
NORTH PARK AVENUE, LLC	DE
NPI EQUITY INVESTMENTS II, INC.	FL
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP	MD
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION III	DE
OXFORD HOLDING CORPORATION	MD
OXFORD INVESTMENT CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD

ENTITY NAME	STATE CODE
OXFORD PARTNERS X, L.L.C.	MD
PARK LA BREA ACQUISITION, LLC	DE
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
VAUGHAN PLACE, LLC	DE
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD